SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 15, 2006
STURM, RUGER & COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)
ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (203) 259-7843
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
     ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments
     On December 15, 2006, the Company issued a press release announcing that it expects to include non-cash charges in the fourth quarter of 2006 related to excess and obsolete inventory recognition, inventory valuation, and asset impairment. The Company anticipates that the impairment charges will not result in any future cash expenditures. A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Sturm, Ruger & Company, Inc. dated December 15, 2006 announcing that it expects to include non-cash charges in the fourth quarter of 2006 related to excess and obsolete inventory recognition, inventory valuation, and asset impairment.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STURM, RUGER & COMPANY, INC.
By:	S/THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer, Vice President, Treasurer and Chief Financial Officer

Dated: December 15, 2006

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